EXHIBIT 10.46

Execution Version

SECOND AMENDMENT

TO

CREDIT AGREEMENT

dated as of

November 5, 2010

among

SOLANA RESOURCES LIMITED,
as Borrower,

GRAN TIERRA ENERGY INC.,

BNP PARIBAS,
as Administrative Agent and Global Coordinator,

and

The Lenders Party Hereto

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of November 5, 2010, is among SOLANA RESOURCES LIMITED, a corporation duly formed and existing under the laws of the Province of Alberta, Canada (the “Borrower”); GRAN TIERRA ENERGY INC., a corporation formed and existing under the laws of the State of Nevada (the “Parent”); BNP PARIBAS, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and as global coordinator; and the undersigned Lenders.

R E C I T A L S

A.           The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 30, 2010, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 2010 among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.           The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.           Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this Second Amendment refer to Sections of the Credit Agreement.

Section 2.             Amendments to Credit Agreement.

2.1           Amendment to Section 1.02.  The definition of “Eligible Buyers” is hereby amended and restated in its entirety to read as follows:

“Eligible Buyers” means (a) Ecopetrol S.A., (b) Petrobras Internacional Braspetro B.V., (c) each of the Persons listed on Schedule 1.02(b), (d) in the case of Colombian Hydrocarbon Properties not operated by any Credit Party, any buyer approved by the operator thereof other than an Affiliate of the Parent, and (e) any additional Persons that have been approved in writing by the Administrative Agent and the Majority Lenders, acting reasonably, at the time of the purchase of crude oil or other Hydrocarbons by such Person from any Credit Party; provided that any such Person shall cease to be an Eligible Buyer if:

(i)           any Credit Party has received any written notice or otherwise has knowledge that such Person is the subject of any bankruptcy, insolvency, reorganization, liquidation, dissolution or winding-up proceeding or action (whether voluntary or involuntary); or

(ii)           at the time any such determination is made, more than 10% of the aggregate amount of accounts due from such Person in respect of its purchase of crude oil or other Hydrocarbons from any Credit Party has at such time remained unpaid for more than 30 days (measured from the due date specified in the original invoice therefor).

2.2           Amendment to Section 8.01(k).  Section 8.01(k) is hereby amended and restated in its entirety to read as follows:

“(k)           Notice of Sales or Other Dispositions of Property.

(i)           In the event any Credit Party intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties pursuant to Section 9.11(d) or the Parent or any Subsidiary intends to sell, transfer, assign or otherwise dispose of any Equity Interests in any Subsidiary Guarantor pursuant to Section 9.11(d), prior written notice (and in any event no later than 10 days prior thereto) of such disposition, the price thereof and the anticipated date of closing and any other details thereof requested by the Administrative Agent or any Lender.

(ii)           In the event any Credit Party intends to transfer or otherwise dispose of any of its Property pursuant to Section 9.11(h), prior written notice (and in any event no later than 10 days prior thereof) of such transfer or other disposition and any other details thereof requested by the Administrative Agent or any Lender.”

2.3           Amendments to Section 9.11.  Section 9.11 is hereby amended as follows:

(a)           “and” is deleted from the end of Section 9.11(f);

(b)            the period at the end of Section 9.11(g) is replaced with “;”; and

(c)           the following subsections (h) and (i) are added to the end of Section 9.11:

“(h)           any Credit Party may transfer or otherwise dispose of any of its Property to any other Credit Party; provided that both before and after giving effect to such transfer or disposition, (A) no Default or Event of Default exists or would exist and (B) the Credit Parties are in compliance with Sections 8.14(a) and (b) as of the date of such transfer or disposition without giving effect to the three day grace period specified in such Sections; and

(i)           any Credit Party may transfer Property (other than Oil and Gas Properties or interests therein or any Equity Interests in any Credit Party) to any Unrestricted Subsidiary to the extent such transfer constitutes an Investment permitted by Section 9.05(g)(ii); provided that both before and after giving effect to such transfer or disposition, no Default or Event of Default exists or would exist.”

Section 3.            Amendment of Schedule 1.02(c).  Schedule 1.02(c) is hereby amended and restated in its entirety to read as set forth on Schedule 1.02(c) attached hereto.

Section 4.            Conditions Precedent.  This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

4.1           The Administrative Agent shall have received from the Majority Lenders, the Borrower, the Parent and the Subsidiary Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

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4.2           The Administrative Agent shall have received (a) a copy, certified by a Responsible Officer as true and complete (in each case, together with all amendments thereto, if any), of (i) the Offtake Agreement between Gran Tierra Energy Colombia Ltd. and Petrobras Internacional Braspetro B.V. listed on Schedule 1.02(c) attached hereto and (ii) the amendment of October 26, 2010 to the Offtake Agreement listed as item 2 on Schedule 1.02(c) attached hereto; and (b) a duly executed letter of instruction/consent and agreement of Petrobras Internacional Braspetro B.V. under the Offtake Agreement referred to in clause (a) above, in each case, in form and substance satisfactory to the Administrative Agent.

4.3           No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 5.            Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2           Ratification and Affirmation; Representations and Warranties.  The Borrower and the Parent each hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

5.3           Loan Document.  This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4           Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5           NO ORAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6           GOVERNING LAW.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	SOLANA RESOURCES LIMITED

	By:	/s/ Martin Eden
	Name:	Martin Eden
Title:

PARENT:	GRAN TIERRA ENERGY INC.

	By:	/s/ Martin Eden
	Name:	Martin Eden
Title:

Signature Page
Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and a Lender

	By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

Signature Page
Second Amendment to Credit Agreement

RATIFICATION AND AFFIRMATION

Each of the undersigned Guarantors hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date (as defined in this Second Amendment) each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

Executed as a DEED by:
SOLANA PETROLEUM EXPLORATION
(COLUMBIA) LIMITED

By:	/s/ Julian Garcia
Name:	Julian Garcia
Title:	Director

GRAN TIERRA EXCHANGECO INC.

By:	/s/ Martin Eden
Name:	Martin Eden
Title:

Executed as a DEED by:
GRAN TIERRA ENERGY INTERNATIONAL
HOLDINGS LTD.

By:	/s/ Julian Garcia
Name:	Julian Garcia
Title:	Director

Signature Page
Second Amendment to Credit Agreement

GRAN TIERRA ENERGY CAYMAN
ISLANDS INC.

By:	/s/ Julian Garcia
Name:	Julian Garcia
Title:	Director

ARGOSY ENERGY, LLC

By:	/s/ Julian Garcia
Name:	Julian Garcia
Title:	Manager

GRAN TIERRA ENERGY COLOMBIA, LTD.
By: Argosy Energy, LLC, the general partner of
Gran Tierra Energy Colombia, Ltd.

By:	/s/ Julian Garcia
Name:	Julian Garcia
Title:	Manager

Signature Page
Second Amendment to Credit Agreement

Schedule 1.02(c)

Offtake Agreements

1)  Agreement with offer to purchase crude from Santana and Guayuyaco, between Gran Tierra Energy Colombia, Ltd. and Ecopetrol S.A., signed December 18, 2009 effective December 19, 2009, expiring 31 December 2010.

2)  Agreement with offer to purchase crude from Chaza, between Gran Tierra Energy Colombia, Ltd. and Ecopetrol S.A., signed December 18, 2009, effective January 1, 2010 expiring December 31, 2010, as amended on October 26, 2010 (it being understood that such amendment shall become effective on or after the date hereof).

3)  Agreement with offer to purchase crude from Guayuyaco, between Solana Petroleum Exploration (Colombia) Limited and Ecopetrol S.A., signed December 18, 2009, effective January 1, 2010 expiring December 31, 2010.

4)  Agreement with offer to purchase crude from Chaza, between Solana Petroleum Exploration (Colombia) Limited and Ecopetrol S.A., signed December 18, 2009, effective January 1, 2010 expiring December 31, 2010.

5)  Agreement for the Purchase and Sale of Crude Petroleum under the Chaza E&P Contract, between Petrobras Internacional Braspetro B.V. and Gran Tierra Energy Colombia, Ltd., dated October 1, 2010, expiring October 1, 2011(it being understood that such Agreement shall become effective on or after the date hereof).

Schedule 1.02(c)